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                                                                    EXHIBIT 99.2


                 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF
                 OPERATIONS OF NATIONAL CITY BANCSHARES, INC.


     National City Bancshares, Inc. (the "Registrant") hereby incorporates by reference "Management's Discussion and Analysis of Financial Condition and Results of Operations" which is contained in the Registrant's Annual Report as Form 10-K, as amended, for the year ended December 31, 1997 (the "1997 MD&A"). The Registrant has not restated the 1997 MD&A to reflect the acquisition of Illinois One Bancorp, Inc. ("IOBI") because the acquisition of IOBI itself was not a significant business combination. For a restatement of the 1997 MD&A to reflect the acquisition of IOBI, Trigg Bancorp, Inc. and Community First Financial, Inc., see Exhibit 99.5.